UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2023

Hillman Solutions Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39609	85-2096734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1280 Kemper Meadow Drive
Cincinnati, Ohio 45240
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (513) 851-4900
Former name or former address

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLMN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 15, 2023, Hillman Solutions Corp. (the “Company”) issued a press release announcing the closing of the Offering (as defined below). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished in this Item 7.01 of this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On May 10, 2023, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, Jefferies LLC, as representative of the several underwriters listed on Schedule II thereto (such underwriters collectively, the “Underwriters”), and the selling stockholders listed on Schedule I thereto (the “Selling Stockholders”), pursuant to which the Selling Stockholders sold an aggregate of 22,455,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Offering”). All of the Shares were sold by the Selling Stockholders, and the Company did not receive any proceeds from the Offering. The Underwriting Agreement contains customary representations and warranties, conditions to closing, indemnification rights, obligations of the parties and termination provisions. The Offering closed on May 15, 2023.

The Offering was made pursuant to a prospectus supplement, dated May 10, 2023, which supplemented the prospectus, dated August 5, 2022, included in the Company’s Registration Statement on Form S-3 (as
converted by post-effective amendment) (File No. 333-258823).

The foregoing summary of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full and complete text of the Underwriting Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

1.1    Underwriting Agreement, dated May 10, 2023, by and among the Company, Jefferies LLC, as representatives of the Underwriters, and the Selling Stockholders.

99.1    Press Release, dated May 15, 2023.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: May 15, 2023	Hillman Solutions Corp.

	By:	/s/ Robert O. Kraft
	Name:	Robert O. Kraft
	Title:	Chief Financial Officer